UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim S&P 500® Index Portfolio (Initial Class and Class L)

Annual Report

December 31, 2011

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which includes details as to offering price and other information.

Management Discussion

Most U.S. equities markets finished 2011 essentially flat while Europe and Asia were both down for the year. A weak recovery in the U.S. economy and markets continued, but was impeded by the European financial crisis.

During the first quarter of 2011, Japan was hit by a large earthquake and tsunami which caused tremendous damage including to the Fukushima nuclear power plant. Averting a government shutdown, the U.S. Congress passed an emergency spending bill containing $4 billion in cuts. During the second quarter, both Greece and Italy received credit rating downgrades while the U.S. credit rating outlook was revised to negative. The EU and IMF agreed on a bailout for Portugal. Osama Bin Laden was killed in a U.S. raid. The financial markets turned negative during the third quarter. The U.S. sovereign debt rating was downgraded by S&P. EU leaders agreed on a new €109 billion bailout of Greece. The Fed indicated its intention to keep rates at low level at least through mid-2013. The fourth quarter started much more positively with better than expected manufacturing and services growth. Vehicle sales and construction spending also rose more than expected. Greek PM Papandreou and Italian PM Berlusconi both resigned.

Some relevant 2011 market statistics: The U.S. unemployment rate went from 9.4% down to 8.5%. The Fed Funds Rate remained at a historical low target range of 0% to .25%. Crude oil traded in a range from $76 to $114 a barrel. The CBOE SPX Volatility Index (VIX) traded in a range between 14.6 in April and 48.0 in August.

The Maxim S&P 500® Index Portfolio (Initial Class shares) increased 1.5% on a total return basis for the year ended December 31, 2011, compared to a 2.1% return for the S&P 500 Index. The mid cap space underperformed the large cap space, with the S&P MidCap 400 Index ending the year down 1.73%. The small cap space also underperformed the large cap space, with the Russell 2000 and S&P 600 indexes ending the year 4.2% lower and 1.0% higher, respectively. In the Russell 1000 style indexes, growth outperformed value during 2011.

Seven out of ten sectors of the S&P 500 Index increased in 2011. Utilities experienced the best performance, rising 19.9%. Financials was the worst performing sector, decreasing 16.7%. At the single stock level, Cabot Oil & Gas was the best performing name in the S&P 500 Index, gaining 101.0%. Unfortunately, Cabot Oil and Gas carried a small weight in the index and its contribution to performance was only 3 basis points. Apple contributed the most to performance. The stock was up 25.6% including dividends in 2011 and added 0.6% of positive performance to the index. First Solar was the worst performing stock, dropping 74.1% while only contributing 5 basis points of negative performance. Bank of America had the largest negative contribution to performance. The stock declined 58.1% and contributed 70 basis points of negative performance to the index.

The views and opinions in this report were current as of December 31, 2011 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Portfolio holdings are subject to change at any time. Portfolio returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Portfolio	S&P 500® Index
	10,000.00	10,000.00
2003*	10,946.00	10,840.00
2004	12,066.87	12,019.39
2005	12,582.13	12,609.54
2006	14,495.87	14,600.59
2007	15,196.02	15,402.75
2008	9,497.51	9,703.73
2009	11,953.57	12,271.34
2010	13,671.82	14,119.40
2011	13,876.90	14,417.32

*For	the period from September 8, 2003 through December 31, 2003.

Note: Performance for the Class L shares may vary due to their differing fee structure. See returns table below.

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Since Inception
Initial Class	1.50%	-0.87%	4.01%*
Class L	—	—	-1.95%**

*Since inception on September 8, 2003.

**Since inception on July 29, 2011.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2011

Sector	% of Portfolio Investments
Basic Materials	3.24%
Communications	10.28%
Consumer, Cyclical	8.66%
Consumer, Non-cyclical	21.93%
Diversified	0.04%
Energy	11.89%
Financial	12.87%
Industrial	10.39%
Short Term Investments	3.49%
Technology	13.58%
Utilities	3.63%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(07/01/11)	(12/31/11)	(07/01/11 – 12/31/11)
Initial Class
Actual	$1,000.00	$960.10	$2.94*

Hypothetical	$1,000.00	$1,022.21	$3.03*
(5% return before expenses)
Class L
Actual	$1,000.00	$980.50	$3.60**

Hypothetical	$1,000.00	$1,020.92	$4.33***
(5% return before expenses)

*Expenses are equal to the Portfolio's annualized expense ratio of 0.60% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

**Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for the Class L shares, multiplied by the average account value over the period, multiplied by 156/365 days to reflect the investment period.

***Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for the Class L shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares		Value

COMMON STOCK
Basic Materials — 3.25%
16,936	Air Products & Chemicals Inc	$1,442,778
5,850	Airgas Inc	456,768
84,154	Alcoa Inc	727,932
8,181	Allegheny Technologies Inc	391,052
5,231	CF Industries Holdings Inc	758,390
11,264	Cliffs Natural Resources Inc	702,311
94,188	Dow Chemical Co	2,708,847
11,504	Eastman Chemical Co	449,346
23,767	Ecolab Inc	1,373,970
73,059	EI du Pont de Nemours & Co	3,344,641
5,626	FMC Corp	484,061
75,563	Freeport-McMoRan Copper & Gold Inc	2,779,963
6,355	International Flavors & Fragrances Inc	333,129
34,971	International Paper Co	1,035,142
13,632	MeadWestvaco Corp	408,278
42,677	Monsanto Co	2,990,377
23,583	Mosaic Co	1,189,291
39,124	Newmont Mining Corp	2,347,831
25,193	Nucor Corp	996,887
12,345	PPG Industries Inc	1,030,684
23,748	Praxair Inc	2,538,661
7,081	Sherwin-Williams Co	632,121
9,505	Sigma-Aldrich Corp	593,682
7,229	Titanium Metals Corp	108,291
11,606	United States Steel Corp (a)	307,095
9,836	Vulcan Materials Co (a)	387,047

		30,518,575

Communications — 10.30%
29,001	Amazon.com Inc (b)	5,020,073
31,353	American Tower Corp	1,881,494
472,436	AT&T Inc (c)	14,286,465
18,117	Cablevision Systems Corp Class A	257,624
52,456	CBS Corp Class B	1,423,656
48,732	CenturyLink Inc	1,812,830
428,919	Cisco Systems Inc	7,754,856
218,021	Comcast Corp Class A	5,169,278
124,132	Corning Inc	1,611,233
56,376	DIRECTV Class A (b)	2,410,638
21,131	Discovery Communications Inc Class A (b)	865,737
91,566	eBay Inc (b)	2,777,197
7,651	Expedia Inc (b)	222,032
6,374	F5 Networks Inc (b)	676,409
79,888	Frontier Communications Corp	411,423
19,185	Gannett Co Inc	256,503
20,139	Google Inc Class A (b)(c)	13,007,780
9,295	Harris Corp	334,992
38,958	Interpublic Group of Cos Inc	379,061
18,282	JDS Uniphase Corp (b)	190,864
42,401	Juniper Networks Inc (b)	865,404
23,455	McGraw-Hill Cos Inc	1,054,771
21,358	MetroPCS Communications Inc (b)	185,387
20,846	Motorola Mobility Holdings Inc (b)	808,825
22,902	Motorola Solutions Inc	1,060,134

Shares		Value

Communications — (continued)
4,125	Netflix Inc (a)(b)	$285,821
175,169	News Corp Class A	3,125,015
22,675	Omnicom Group Inc	1,010,852
3,938	priceline.com Inc (b)	1,841,842
7,163	Scripps Networks Interactive Inc Class A	303,855
238,065	Sprint Nextel Corp (b)	557,072
59,417	Symantec Corp (b)	929,876
25,810	Time Warner Cable Inc	1,640,742
79,959	Time Warner Inc	2,889,718
7,651	TripAdvisor Inc (b)	192,882
12,746	VeriSign Inc	455,287
225,700	Verizon Communications Inc (c)	9,055,084
44,107	Viacom Inc Class B	2,002,899
143,436	Walt Disney Co	5,378,850
430	Washington Post Co Class B (a)	162,028
46,333	Windstream Corp (a)	543,949
100,187	Yahoo! Inc (b)	1,616,016

		96,716,454

Consumer, Cyclical — 8.68%
7,089	Abercrombie & Fitch Co Class A	346,227
3,988	AutoNation Inc (b)	147,038
2,292	AutoZone Inc (b)	744,831
19,439	Bed Bath & Beyond Inc (b)	1,126,879
24,098	Best Buy Co Inc	563,170
5,882	Big Lots Inc (b)	222,104
8,573	BorgWarner Inc (b)	546,443
17,254	CarMax Inc (b)	525,902
36,517	Carnival Corp	1,191,915
2,463	Chipotle Mexican Grill Inc (b)	831,854
8,908	Cintas Corp	310,087
23,084	Coach Inc	1,409,047
34,547	Costco Wholesale Corp	2,878,456
103,964	CVS Caremark Corp	4,239,652
10,821	Darden Restaurants Inc	493,221
9,300	Dollar Tree Inc (b)	772,923
23,022	DR Horton Inc	290,307
9,395	Family Dollar Stores Inc	541,716
22,809	Fastenal Co (a)	994,701
300,753	Ford Motor Co (b)	3,236,102
10,614	GameStop Corp Class A (a)(b)	256,116
27,704	Gap Inc	513,909
12,729	Genuine Parts Co	779,015
19,241	Goodyear Tire & Rubber Co (b)	272,645
18,460	Harley-Davidson Inc	717,540
5,436	Harman International Industries Inc	206,785
9,667	Hasbro Inc	308,281
122,971	Home Depot Inc	5,169,701
23,697	International Game Technology	407,588
11,602	JC Penney Co Inc	407,810
53,595	Johnson Controls Inc	1,675,380
20,325	Kohl’s Corp	1,003,039
12,022	Lennar Corp Class A (a)	236,232
100,046	Lowe’s Cos Inc	2,539,167
19,688	Ltd Brands Inc	794,411
32,975	Macy’s Inc	1,061,135
21,458	Marriott International Inc Class A	625,930

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares		Value

Consumer, Cyclical — (continued)
27,075	Mattel Inc	$751,602
81,962	McDonald’s Corp	8,223,247
22,846	Newell Rubbermaid Inc	368,963
29,596	NIKE Inc Class B	2,852,167
13,079	Nordstrom Inc	650,157
10,277	O’Reilly Automotive Inc (b)	821,646
29,038	PACCAR Inc	1,088,054
26,054	PulteGroup Inc (b)	164,401
5,073	Ralph Lauren Corp	700,480
18,416	Ross Stores Inc	875,312
3,496	Sears Holdings Corp (a)(b)	111,103
61,372	Southwest Airlines Co	525,344
58,229	Staples Inc	808,801
59,149	Starbucks Corp	2,721,446
15,204	Starwood Hotels & Resorts Worldwide Inc	729,336
53,552	Target Corp	2,742,933
9,804	Tiffany & Co	649,613
30,114	TJX Cos Inc	1,943,859
8,930	Urban Outfitters Inc (b)	246,111
6,945	VF Corp	881,946
139,816	Wal-Mart Stores Inc (c)	8,355,404
70,977	Walgreen Co	2,346,500
5,898	Whirlpool Corp	279,860
4,835	WW Grainger Inc	905,064
12,258	Wyndham Worldwide Corp	463,720
6,309	Wynn Resorts Ltd	697,081
37,166	Yum! Brands Inc	2,193,166

		81,484,575

Consumer, Non-cyclical — 21.96%
124,190	Abbott Laboratories	6,983,204
29,593	Aetna Inc	1,248,529
24,312	Allergan Inc	2,133,135
164,040	Altria Group Inc	4,863,786
21,374	AmerisourceBergen Corp	794,899
62,887	Amgen Inc	4,037,974
9,317	Apollo Group Inc Class A (b)	501,907
53,631	Archer-Daniels-Midland Co	1,533,847
39,056	Automatic Data Processing Inc	2,108,243
8,163	Avery Dennison Corp	234,115
34,218	Avon Products Inc	597,789
45,401	Baxter International Inc	2,246,442
11,919	Beam Inc	610,610
17,261	Becton Dickinson & Co	1,289,742
19,359	Biogen Idec Inc (b)	2,130,458
118,502	Boston Scientific Corp (b)	632,801
135,018	Bristol-Myers Squibb Co	4,758,034
8,485	Brown-Forman Corp Class B	683,127
14,991	Campbell Soup Co	498,301
27,247	Cardinal Health Inc	1,106,501
17,541	CareFusion Corp (b)	445,717
35,455	Celgene Corp (b)	2,396,758
22,729	Cigna Corp	954,618
10,789	Clorox Co	718,116
181,128	Coca-Cola Co (c)	12,673,526
24,962	Coca-Cola Enterprises Inc	643,520

Shares		Value

Consumer, Non-cyclical — (continued)
38,806	Colgate-Palmolive Co	$3,585,286
33,021	ConAgra Foods Inc	871,754
14,243	Constellation Brands Inc Class A (b)	294,403
11,754	Coventry Health Care Inc (b)	356,969
38,632	Covidien PLC	1,738,826
6,804	CR Bard Inc	581,742
7,410	DaVita Inc (b)	561,752
13,048	Dean Foods Co (b)	146,138
11,006	DENTSPLY International Inc	385,100
4,850	DeVry Inc	186,531
17,329	Dr Pepper Snapple Group Inc	684,149
9,117	Edwards Lifesciences Corp (b)	644,572
80,597	Eli Lilly & Co	3,349,611
10,096	Equifax Inc	391,119
9,157	Estee Lauder Cos Inc Class A	1,028,514
38,534	Express Scripts Inc (b)	1,722,085
22,380	Forest Laboratories Inc (b)	677,219
51,137	General Mills Inc	2,066,446
59,955	Gilead Sciences Inc (b)	2,453,958
24,767	H&R Block Inc	404,445
12,071	Hershey Co	745,746
25,383	HJ Heinz Co	1,371,697
10,438	Hormel Foods Corp	305,729
13,392	Hospira Inc (b)	406,715
13,292	Humana Inc	1,164,512
3,107	Intuitive Surgical Inc (b)	1,438,572
15,591	Iron Mountain Inc	480,203
9,333	JM Smucker Co	729,561
217,726	Johnson & Johnson (c)	14,278,471
20,192	Kellogg Co	1,021,109
31,325	Kimberly-Clark Corp	2,304,267
140,848	Kraft Foods Inc Class A	5,262,081
48,677	Kroger Co	1,178,957
7,739	Laboratory Corp of America Holdings (b)	665,322
14,688	Life Technologies Corp (b)	571,510
10,794	Lorillard Inc	1,230,516
8,498	Mastercard Inc Class A	3,168,224
10,234	McCormick & Co Inc	515,998
19,874	McKesson Corp	1,548,383
16,341	Mead Johnson Nutrition Co Class A	1,123,117
30,623	Medco Health Solutions Inc (b)	1,711,826
83,853	Medtronic Inc	3,207,377
243,671	Merck & Co Inc (c)	9,186,397
12,341	Molson Coors Brewing Co Class B	537,327
15,781	Moody’s Corp	531,504
34,456	Mylan Inc (b)	739,426
7,994	Patterson Cos Inc	235,983
25,135	Paychex Inc	756,815
124,689	PepsiCo Inc	8,273,115
7,281	Perrigo Co	708,441
613,178	Pfizer Inc (c)	13,269,172
138,531	Philip Morris International Inc (c)	10,871,913
219,341	Procter & Gamble Co (c)	14,632,238
16,327	Quanta Services Inc (b)	351,684
12,291	Quest Diagnostics Inc	713,616
26,387	Reynolds American Inc	1,092,950

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares		Value

Consumer, Non-cyclical — (continued)
10,961	Robert Half International Inc	$311,950
16,911	RR Donnelley & Sons Co (a)	244,026
27,236	Safeway Inc	573,045
22,555	SAIC Inc (b)	277,201
47,067	Sara Lee Corp	890,508
26,157	St Jude Medical Inc	897,185
26,282	Stryker Corp	1,306,478
15,298	SUPERVALU Inc (a)	124,220
47,014	Sysco Corp	1,378,921
37,519	Tenet Healthcare Corp (b)	192,473
12,093	Total System Services Inc	236,539
23,511	Tyson Foods Inc Class A	485,267
85,040	UnitedHealth Group Inc	4,309,827
9,017	Varian Medical Systems Inc (b)	605,311
40,387	Visa Inc Class A	4,100,492
9,857	Watson Pharmaceuticals Inc (b)	594,771
27,780	WellPoint Inc	1,840,425
51,385	Western Union Co	938,290
12,441	Whole Foods Market Inc	865,645
14,932	Zimmer Holdings Inc (b)	797,667

		206,257,033

Diversified — 0.04%
15,992	Leucadia National Corp	363,658

Energy — 11.91%
17,057	Alpha Natural Resources Inc (b)	348,475
39,341	Anadarko Petroleum Corp	3,002,899
30,614	Apache Corp	2,773,016
34,334	Baker Hughes Inc	1,670,006
8,187	Cabot Oil & Gas Corp	621,393
19,374	Cameron International Corp (b)	953,007
52,177	Chesapeake Energy Corp	1,163,025
158,708	Chevron Corp (c)	16,886,531
106,017	ConocoPhillips	7,725,459
18,188	Consol Energy Inc	667,500
31,294	Denbury Resources Inc (b)	472,539
32,267	Devon Energy Corp	2,000,554
5,461	Diamond Offshore Drilling Inc (a)	301,775
61,457	El Paso Corp	1,632,913
21,276	EOG Resources Inc	2,095,899
11,444	EQT Corp	627,017
382,336	Exxon Mobil Corp (c)	32,406,799
18,993	FMC Technologies Inc (b)	992,004
73,348	Halliburton Co	2,531,239
8,373	Helmerich & Payne Inc	488,648
23,819	Hess Corp	1,352,919
55,645	Marathon Oil Corp	1,628,729
27,824	Marathon Petroleum Corp	926,261
15,318	Murphy Oil Corp	853,825
22,001	Nabors Industries Ltd (b)	381,497
33,374	National Oilwell Varco Inc	2,269,098
10,613	Newfield Exploration Co (b)	400,429
20,270	Noble Corp	612,559
13,948	Noble Energy Inc	1,316,552
64,719	Occidental Petroleum Corp	6,064,170
8,448	ONEOK Inc	732,357
21,480	Peabody Energy Corp	711,203

Shares		Value

Energy — (continued)
9,747	Pioneer Natural Resources Co	$872,162
13,869	QEP Resources Inc	406,362
12,514	Range Resources Corp	775,117
9,922	Rowan Cos Inc (b)	300,934
106,967	Schlumberger Ltd	7,306,916
27,654	Southwestern Energy Co (b)	883,269
51,676	Spectra Energy Corp	1,589,037
9,199	Sunoco Inc	377,343
11,707	Tesoro Corp (b)	273,476
45,040	Valero Energy Corp	948,092
46,714	Williams Cos Inc	1,542,496

		111,885,501

Financial — 12.89%
26,800	Ace Ltd	1,879,216
37,444	Aflac Inc	1,619,827
41,305	Allstate Corp	1,132,170
80,645	American Express Co	3,804,025
34,609	American International Group Inc (b)	802,929
18,098	Ameriprise Financial Inc	898,385
26,006	Aon Corp	1,217,081
9,480	Apartment Investment & Management Co REIT Class A	217,187
8,306	Assurant Inc	341,044
7,416	AvalonBay Communities Inc REIT	968,530
807,981	Bank of America Corp	4,492,374
98,535	Bank of New York Mellon Corp	1,961,832
55,211	BB&T Corp	1,389,661
140,155	Berkshire Hathaway Inc Class B (b)(c)	10,693,826
7,926	BlackRock Inc Class A	1,412,730
11,610	Boston Properties Inc REIT	1,156,356
36,375	Capital One Financial Corp	1,538,299
25,579	CBRE Group Inc Class A (b)	389,312
85,046	Charles Schwab Corp	957,618
22,691	Chubb Corp	1,570,671
12,614	Cincinnati Financial Corp	384,222
233,067	Citigroup Inc	6,131,993
5,353	CME Group Inc	1,304,366
15,798	Comerica Inc	407,588
43,798	Discover Financial Services	1,051,152
17,214	E*Trade Financial Corp (b)	137,023
23,271	Equity Residential REIT	1,327,145
7,658	Federated Investors Inc Class B (a)	116,019
72,748	Fifth Third Bancorp	925,355
20,511	First Horizon National Corp	164,088
11,492	Franklin Resources Inc	1,103,922
39,588	Genworth Financial Inc Class A (b)	259,301
39,296	Goldman Sachs Group Inc	3,553,537
35,529	Hartford Financial Services Group Inc	577,346
32,495	HCP Inc REIT	1,346,268
15,107	Health Care Inc REIT	823,785
56,236	Host Hotels & Resorts Inc REIT	830,606
40,733	Hudson City Bancorp Inc	254,581
67,907	Huntington Bancshares Inc	372,809
5,965	IntercontinentalExchange Inc (b)	719,081
35,711	Invesco Ltd	717,434

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares			Value

Financial — (continued)
303,273	JP Morgan Chase & Co (c)	$	10,083,827
73,534	KeyCorp		565,476
31,230	Kimco Realty Corp REIT		507,175
10,499	Legg Mason Inc		252,501
25,524	Lincoln National Corp		495,676
24,856	Loews Corp		935,828
10,005	M&T Bank Corp		763,782
43,289	Marsh & McLennan Cos Inc		1,368,798
83,501	MetLife Inc		2,603,561
117,322	Morgan Stanley		1,775,082
11,694	NASDAQ OMX Group Inc (b)		286,620
18,856	Northern Trust Corp		747,829
20,411	NYSE Euronext		532,727
28,781	People’s United Financial Inc		369,836
13,057	Plum Creek Timber Co Inc REIT		477,364
41,760	PNC Financial Services Group Inc		2,408,299
25,020	Principal Financial Group Inc		615,492
49,324	Progressive Corp		962,311
36,150	ProLogis Inc REIT		1,033,529
37,673	Prudential Financial Inc		1,888,171
11,120	Public Storage REIT		1,495,195
98,133	Regions Financial Corp		421,972
23,560	Simon Property Group Inc REIT		3,037,826
41,568	SLM Corp		557,011
39,944	State Street Corp		1,610,143
41,870	SunTrust Banks Inc		741,099
20,461	T Rowe Price Group Inc		1,165,254
8,931	Torchmark Corp		387,516
32,953	Travelers Cos Inc		1,949,829
23,889	Unum Group		503,341
152,204	US Bancorp		4,117,118
22,681	Ventas Inc REIT		1,250,404
14,523	Vornado Realty Trust REIT		1,116,238
420,407	Wells Fargo & Co (c)		11,586,417
43,110	Weyerhaeuser Co REIT		804,864
25,897	XL Group PLC		511,984
13,877	Zions Bancorporation		225,918

			121,106,707

Industrial — 10.41%
55,879	3M Co		4,566,991
27,679	Agilent Technologies Inc (b)		966,828
13,908	Amphenol Corp Class A		631,284
12,999	Ball Corp		464,194
8,495	Bemis Co Inc		255,530
59,249	Boeing Co		4,345,914
51,540	Caterpillar Inc		4,669,524
12,936	CH Robinson Worldwide Inc		902,674
13,068	Cooper Industries PLC Class A		707,632
83,956	CSX Corp		1,768,113
15,602	Cummins Inc		1,373,288
44,941	Danaher Corp		2,114,025
32,995	Deere & Co		2,552,163
14,588	Dover Corp		846,833
26,772	Eaton Corp		1,165,385
58,719	Emerson Electric Co		2,735,718
16,624	Expeditors International of Washington Inc		680,919
25,004	FedEx Corp		2,088,084

Shares			Value

Industrial — (continued)
12,258	FLIR Systems Inc	$	307,308
4,441	Flowserve Corp		441,080
13,971	Fluor Corp		702,043
28,433	General Dynamics Corp		1,888,236
841,727	General Electric Co (c)		15,075,331
10,029	Goodrich Corp		1,240,587
61,488	Honeywell International Inc		3,341,873
39,011	Illinois Tool Works Inc		1,822,204
26,100	Ingersoll-Rand PLC Class A		795,267
16,227	Jabil Circuit Inc		319,023
9,942	Jacobs Engineering Group Inc (b)		403,446
8,181	Joy Global Inc		613,330
8,196	L-3 Communications Holdings Inc		546,509
11,934	Leggett & Platt Inc		274,959
21,190	Lockheed Martin Corp		1,714,271
29,218	Masco Corp		306,205
11,361	Molex Inc (a)		271,073
26,838	Norfolk Southern Corp		1,955,417
20,929	Northrop Grumman Corp		1,223,928
12,265	Owens-Illinois Inc (b)		237,696
9,309	Pall Corp		532,009
12,073	Parker Hannifin Corp		920,566
9,548	PerkinElmer Inc		190,960
11,327	Precision Castparts Corp		1,866,576
27,650	Raytheon Co		1,337,707
24,706	Republic Services Inc		680,650
11,147	Rockwell Automation Inc		817,855
12,292	Rockwell Collins Inc		680,608
7,518	Roper Industries Inc		653,089
3,744	Ryder System Inc		198,956
12,453	Sealed Air Corp		214,316
4,696	Snap-on Inc		237,712
13,222	Stanley Black & Decker Inc		893,807
6,529	Stericycle Inc (b)		508,740
34,300	TE Connectivity Ltd		1,056,783
21,065	Textron Inc		389,492
30,556	Thermo Fisher Scientific Inc (b)		1,374,103
37,700	Tyco International Ltd		1,760,967
38,519	Union Pacific Corp		4,080,703
76,971	United Parcel Service Inc Class B		5,633,508
72,302	United Technologies Corp		5,284,553
36,771	Waste Management Inc		1,202,779
7,010	Waters Corp (b)		519,091
14,671	Xylem Inc		376,898

			97,727,313

Technology — 13.60%
51,106	Accenture PLC Class A		2,720,372
40,379	Adobe Systems Inc (b)		1,141,514
43,782	Advanced Micro Devices Inc (b)		236,423
14,193	Akamai Technologies Inc (b)		458,150
25,299	Altera Corp		938,593
23,869	Analog Devices Inc		854,033
74,091	Apple Inc (b)(c)		30,006,855
102,871	Applied Materials Inc		1,101,748
17,958	Autodesk Inc (b)		544,666
14,421	BMC Software Inc (b)		472,720
37,663	Broadcom Corp Class A		1,105,786
31,023	CA Inc		627,130

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares			Value

Technology — (continued)
11,603	Cerner Corp (b)	$	710,684
14,918	Citrix Systems Inc (b)		905,821
23,960	Cognizant Technology Solutions Corp Class A (b)		1,540,868
12,085	Computer Sciences Corp		286,415
123,235	Dell Inc (b)		1,802,928
3,765	Dun & Bradstreet Corp		281,735
25,993	Electronic Arts Inc (b)		535,456
162,340	EMC Corp (b)		3,496,804
20,631	Fidelity National Information Services Inc		548,578
4,624	First Solar Inc (a)(b)		156,106
11,306	Fiserv Inc (b)		664,114
158,694	Hewlett-Packard Co		4,087,957
406,505	Intel Corp (c)		9,857,746
94,009	International Business Machines Corp (c)		17,286,375
23,931	Intuit Inc		1,258,531
13,472	KLA-Tencor Corp		650,024
6,332	Lexmark International Inc Class) A		209,399
17,554	Linear Technology Corp		527,147
51,258	LSI Corp (b)		304,985
15,220	Microchip Technology Inc (a)		557,509
78,994	Micron Technology Inc (b)		496,872
596,821	Microsoft Corp (c)		15,493,473
29,133	NetApp Inc (b)		1,056,654
5,631	Novellus Systems Inc (b)		232,504
48,633	NVIDIA Corp (b)		674,053
313,713	Oracle Corp		8,046,738
16,528	Pitney Bowes Inc (a)		306,429
134,005	QUALCOMM Inc		7,330,074
15,218	Red Hat Inc (b)		628,351
10,660	Salesforce.com Inc (b)		1,081,564
18,662	SanDisk Corp (b)		918,357
13,541	Teradata Corp (b)		656,874
14,455	Teradyne Inc (b)		197,022
91,892	Texas Instruments Inc		2,674,976
18,269	Western Digital Corp (b)		565,426
110,298	Xerox Corp		877,972
20,462	Xilinx Inc		656,012

			127,770,523

Utilities — 3.63%
52,280	AES Corp (b)		618,995
9,240	AGL Resources Inc		390,482
19,296	Ameren Corp		639,277
38,186	American Electric Power Co Inc		1,577,464
34,100	CenterPoint Energy Inc		685,069
19,791	CMS Energy Corp		436,985
23,106	Consolidated Edison Inc		1,433,265
15,802	Constellation Energy Group Inc		626,865
45,143	Dominion Resources Inc		2,396,191
13,600	DTE Energy Co		740,520
104,897	Duke Energy Corp		2,307,734
25,399	Edison International		1,051,519
13,905	Entergy Corp		1,015,760
52,539	Exelon Corp		2,278,616
33,330	FirstEnergy Corp		1,476,519
5,985	Integrys Energy Group Inc		324,267

Shares		Value

Utilities — (continued)
33,678	NextEra Energy Inc	$2,050,317
21,465	NiSource Inc	511,082
13,940	Northeast Utilities	502,816
18,443	NRG Energy Inc (b)	334,187
17,399	Pepco Holdings Inc	353,200
32,337	PG&E Corp	1,332,931
8,624	Pinnacle West Capital Corp	415,504
46,084	PPL Corp	1,355,791
23,222	Progress Energy Inc	1,300,897
40,316	Public Service Enterprise Group Inc	1,330,831
8,776	SCANA Corp	395,447
18,694	Sempra Energy	1,028,170
68,691	Southern Co	3,179,706
16,752	TECO Energy Inc	320,633
18,307	Wisconsin Energy Corp	640,013
38,156	Xcel Energy Inc	1,054,631

		34,105,684

TOTAL COMMON STOCK — 96.67% (Cost $822,986,176)		$907,936,023

PREFERRED STOCK
Consumer, Cyclical — 0.00%
158	Orchard Supply Hardware Stores Corp (b)(d)	0

TOTAL PREFERRED STOCK — 0.00% (Cost $0)		$0

Principal Amount

SHORT TERM INVESTMENTS
6,869,000	Federal Home Loan Bank(e)
	0.00%, 01/20/2012	6,868,996
	Federal National Mortgage Association
2,651,000	0.00%, 01/04/2012(e)	2,651,000
7,000,000	0.01%, 01/23/2012	6,999,978
9,000,000	International Bank for Reconstruction & Development
	0.00%, 01/05/2012(e)	8,999,999
	U.S. Treasury Bills
290,000	0.02%, 05/24/2012	289,980
300,000	0.02%, 03/08/2012	299,990
1,510,000	0.02%, 03/22/2012	1,509,938

TOTAL SHORT TERM INVESTMENTS — 2.94% (Cost $27,619,881)		$27,619,881

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount			Value

SECURITIES LENDING COLLATERAL
$999,927	Undivided interest of 5.41% in a repurchase agreement (principal amount/value $18,500,000 with a maturity value of $18,500,103) with HSBC Securities (USA) Inc, 0.05%, dated 12/30/11, to be repurchased at $999,927 on 1/3/12, collateralized by U.S. Treasury, 0.25% - 4.25%, 10/31/13 - 11/15/40, with a value of $18,870,075.	$	999,927

429,391	Undivided interest of 34.12% in a repurchase agreement (principal amount/value $1,258,744 with a maturity value of $1,258,745) with RBC Capital Markets Corp, 0.01%, dated 12/30/11, to be repurchased at $429,391 on 1/3/12, collateralized by U.S. Treasury, 0.00% - 4.25%, 8/15/12 - 11/15/40, with a value of $1,283,919.		429,391

999,927	Undivided interest of 4.69% in a repurchase agreement (principal amount/value $21,300,000 with a maturity value of $21,300,118) with JP Morgan Securities, 0.05%, dated 12/30/11, to be repurchased at $999,927 on 1/3/12, collateralized by Federal Home Loan Mortgage Corp, 2.13% - 5.94%, 6/1/24 - 3/1/41, with a value of $21,726,050.		999,927

999,927	Undivided interest of 8.33% in a repurchase agreement (principal amount/value $12,000,000 with a maturity value of $12,000,133) with Goldman Sachs & Co., 0.10%, dated 12/30/11, to be repurchased at $999,927 on 1/3/12, collateralized by various U.S. Government Agency securities, 2.16% - 6.50%, 4/1/20 - 12/1/48, with a value of $12,240,000.		999,927

Principal Amount			Value

Securities Lending Collateral — (continued)
$499,963	Undivided interest of 2.25% in a repurchase agreement (principal amount/value $22,250,000 with a maturity value of $22,250,074) with RBC Capital Markets Corp, 0.03%, dated 12/30/11, to be repurchased at $499,963 on 1/3/12, collateralized by various U.S. Government Agency securities, 4.00% - 6.00%, 3/15/39 - 12/20/41, with a value of $22,703,708.	$	499,963

1,223,829	Undivided interest of 9.81% in a repurchase agreement (principal amount/value $12,478,256 with a maturity value of $12,478,367) with RBS Securities Inc, 0.08%, dated 12/30/11, to be repurchased at $1,223,829 on 1/3/12, collateralized by Federal Home Loan Mortgage Corp, 2.50% - 8.00%, 4/1/12 - 10/1/47, with a value of $12,727,957.		1,223,829

TOTAL SECURITIES LENDING COLLATERAL — 0.55% (Cost $5,152,964)		$	5,152,964

TOTAL INVESTMENTS — 100.16% (Cost $855,759,021)		$	940,708,868

OTHER ASSETS & LIABILITIES, NET — (0.16)%		$	(1,461,149)

TOTAL NET ASSETS — 100.00%		$	939,247,719

(a)	A portion or all of the security is on loan at December 31, 2011.
(b)	Non-income producing security
(c)	All or portion of the security position has been pledged as collateral to cover segregation requirements on open futures contracts.
(d)	Security has no market value at December 31, 2011.
(e)	The security’s yield to maturity was less than 0.01%
REIT	Real Estate Investment Trust

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO

Schedule of Investments

As of December 31, 2011

At December 31, 2011, the Portfolio had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation

S&P 500® Emini Long Futures	544	$34,070,720	March 2012	$152,028

Security classes presented herein are not necessarily the same as those used for determining the Portfolio’s compliance with its investment objectives and restrictions, as the Portfolio uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes.

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2011

Maxim S&P 500® Index Portfolio

ASSETS:
Investments in securities, market value (including $4,992,580 of securities on loan)(a)	$940,708,868
Cash	5,442,450
Dividends receivable	1,372,750
Subscriptions receivable	2,526,936
Receivable for investments sold	148,700

Total Assets	950,199,704

LIABILITIES:
Payable to investment adviser	472,001
Payable upon return of securities loaned	5,152,964
Redemptions payable	5,199,915
Payable for distribution fees	111
Variation margin on futures contracts	126,994

Total Liabilities	10,951,985

NET ASSETS	$939,247,719

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$8,280,522
Paid-in capital in excess of par	853,798,868
Net unrealized appreciation on investments and futures contracts	85,101,874
Accumulated net realized loss on investments and futures contracts	(7,933,545)

TOTAL NET ASSETS
Initial Class	$938,707,492

Class L	$540,227

CAPITAL STOCK:
Authorized
Initial Class	100,000,000
Class L	35,000,000
Issued and Outstanding
Initial Class	82,748,494
Class L	56,730

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$11.34

Class L	$9.52

(a) Cost of investments	$855,759,021

  See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Operations

For the fiscal year ended December 31, 2011

Maxim S&P 500® Index Portfolio

INVESTMENT INCOME:
Interest	$8,283
Income from securities lending	68,512
Dividends	19,500,006

Total Income	19,576,801

EXPENSES:
Management fees	5,665,325
Distribution fees - Class L	258

Total Expenses	5,665,583

Less amount waived by distributor - Class L	13

Net Expenses	5,665,570

NET INVESTMENT INCOME	13,911,231

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,030,154
Net realized gain on futures contracts	2,548,208
Change in net unrealized depreciation on investments	(3,927,600)
Change in net unrealized depreciation on futures contracts	(546,175)

Net Realized and Unrealized Loss on Investments and Future Contracts	(895,413)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,015,818

  See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2011 and 2010

	2011	2010
Maxim S&P 500® Index Portfolio

OPERATIONS:
Net investment income	$13,911,231	$11,128,246
Net realized gain on investments	1,030,154	1,531,411
Net realized gain on futures contracts	2,548,208	2,662,756
Change in net unrealized appreciation (depreciation) on investments	(3,927,600)	94,149,162
Change in unrealized appreciation (depreciation) on futures contracts	(546,175)	686,235

Net Increase in Net Assets Resulting from Operations	13,015,818	110,157,810

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Initial Class	(15,248,300)	(11,124,394)
Class L	(13,835)	N/A

From net investment income	(15,262,135)	(11,124,394

From net realized gains
Initial Class	(4,280,512)	(1,259,822)
Class L	(1,895)	N/A

From net realized gains	(4,282,407)	(1,259,822)

Total Distributions	(19,544,542)	(12,384,216)

CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	469,057,392	452,644,835
Class L	1,070,725	N/A
Shares issued in reinvestment of distributions
Initial Class	19,528,812	12,384,216
Class L	15,730	N/A
Shares redeemed
Initial Class	(457,138,213)	(405,655,197)
Class L	(543,636)	N/A

Net Increase in Net Assets Resulting from Capital Share Transactions	31,990,810	59,373,854

Total Increase in Net Assets	25,462,086	157,147,448

NET ASSETS:
Beginning of year	913,785,633	756,638,185

End of year	$939,247,719	$913,785,633

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	40,621,249	43,632,553
Class L	111,722	N/A
Shares issued in reinvestment of distributions
Initial Class	1,725,252	1,152,661
Class L	1,663	N/A
Shares redeemed
Initial Class	(39,688,545)	(39,377,398)
Class L	(56,656)	N/A

Net Increase	2,714,685	5,407,816

  See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim S&P 500® Index Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$11.41	$10.13	$8.18	$13.57	$13.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.15	0.15	0.18	0.19
Net realized and unrealized gain (loss)	(0.02)	1.30	1.95	(5.19)	0.45

Total Income (Loss) From Investment Operations	0.17	1.45	2.10	(5.01)	0.64

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.15)	(0.15)	(0.18)	(0.19)
From net realized gains	(0.05)	(0.02)	–	(0.20)	(0.19)

Total Distributions	(0.24)	(0.17)	(0.15)	(0.38)	(0.38)

NET ASSET VALUE, END OF YEAR	$11.34	$11.41	$10.13	$8.18	$13.57

TOTAL RETURN(a)	1.50%	14.37%	25.86%	(37.50%)	4.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$938,707	$913,786	$756,638	$580,986	$839,896
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.47%	1.47%	1.76%	1.75%	1.39%
Portfolio turnover rate(b)	9%	13%	15%	10%	12%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Portfolio turnover is calculated at the Portfolio level.

See notes to financial statements.

Annual Report December 31, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
Maxim S&P 500® Index Portfolio - Class L	2011(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25
Net realized and unrealized loss	(0.45)

Total Loss From Investment Operations	(0.20)

LESS DISTRIBUTIONS:
From net investment income	(0.25)
From net realized gains	(0.03)

Total Distributions	(0.28)

NET ASSET VALUE, END OF PERIOD	$9.52

TOTAL RETURN(b)	(1.95%)	(c)(d)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$540
Ratio of expenses to average net assets
Before waiver	0.86%	(e)
After waiver	0.84%	(e)
Ratio of net investment income to average net assets
Before waiver	1.69%	(e)
After waiver	1.70%	(e)
Portfolio turnover rate(f)	9%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

See notes to financial statements.

Annual Report December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO

Notes to Financial Statements

As of December 31, 2011

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty-three portfolios. Interests in the Maxim S&P 500® Index Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500 Composite Stock Price Index. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are a series of the Fund.

The Portfolio offers two share classes, referred to as Initial Class and Class L shares. All shares of the Portfolio represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Initial Class shares are not subject to any distribution fees, and Class L shares are subject to an annual distribution fee of 0.25% of the Portfolio’s annual average net assets attributable to Class L shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to each class of shares of the Portfolio by the number of issued and outstanding shares of each class of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued on the basis of quotations from brokers or dealers or pricing services, and will continue to be priced until final maturity.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Equity Investments:
Common Stock (Domestic and Foreign)	Close price, bids, evaluated bids, exchange rates, open and close price of local exchange, various index data and U.S. and foreign news sources.

Preferred Stock

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Short Term Investments:	Amortized cost.

Securities Lending Collateral:	Matures next day and therefore priced at par.

Derivative Investments:
Futures Contracts	Exchange traded close price.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets. The fair value for some Level 2 securities may be obtained from pricing services. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data.

As of December 31, 2011, the inputs used to value the Portfolio’s investments are detailed in the following table. At no point during the year did the Portfolio hold securities valued with Level 3 inputs. The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the year.

	Level 1	Level 2	Level 3	Total
Assets
Equity Investments:
Domestic Common Stock	$896,478,552	$—	$—	$896,478,552
Foreign Common Stock	11,457,471	—	—	11,457,471
Short Term Investments	—	27,619,881	—	27,619,881
Securities Lending Collateral	—	5,152,964	—	5,152,964

Total	$907,936,023	$32,772,845	$0	$940,708,868

Liabilities
Derivative Investments:
Futures Contracts Variation Margin	126,994	—	—	126,994

Total	$126,994	$0	$0	$126,994

Total Investments(a)	$907,809,029	$32,772,845	$0	$940,581,874

(a) Further breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments.

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Portfolio to be subject to larger short-term declines in value.

The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Financial Futures Contracts

Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. When the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio’s investment adviser has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

The Portfolio, along with certain other portfolios in the Fund, may invest in repurchase agreement transactions as a form of security lending collateral, that are jointly collateralized by various U.S. Treasury or Agency obligations.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Portfolio’s policy complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Portfolio intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed net investment income and capital gains. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Portfolio did not incur any interest or penalties.

The Portfolio files U.S. Federal and State tax returns. The statute of limitations on the Portfolio’s U.S. Federal tax returns remain open for the fiscal years ended 2008 through 2011. The statute of limitations on the Portfolio’s State tax returns may remain open for an additional year depending on the jurisdiction.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December

31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU No. 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASU No. 2010-06 did not have an impact on the Portfolio’s financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (ASU No. 2011-03). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASU topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASU topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 does not have an impact on the Portfolio’s financial position or the results of its operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. At this time, the Portfolio is evaluating the impact, if any, of ASU No. 2011-04 on the financial statements and related disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC doing business as Maxim Capital Management, LLC (the Adviser), a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses. The Adviser has entered into a sub-advisory agreement with Mellon Capital Management Corporation. The Portfolio is not responsible for payment of the sub-advisory fees.

FASCore, LLC, a wholly-owned subsidiary of GWL&A, performed transfer agent servicing functions for the Portfolios until May 13, 2011 when the service moved to an unaffiliated vendor.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio. The Portfolio has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by MCM in consideration for MCM providing initial capital to the Portfolio. The amount waived, if any, is reflected in the Statement of Operations.

The total compensation paid to the independent directors with respect to all sixty-three portfolios for which they serve as Directors was $238,800 for the year ended December 31, 2011. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $106,288,673 and $82,046,244, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4. UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2011, the U.S. Federal income tax cost basis was $863,297,309. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $213,157,393 and gross depreciation of securities in which there was an excess of tax cost over value of $135,745,834 resulting in net appreciation of $77,411,559.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio uses futures contracts in order for the Portfolio to hold cash but maintain index returns with the objective of minimizing tracking error versus the benchmark index. Index futures contracts which are most correlated to the benchmark index and exhibit sufficient liquidity are utilized. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the clearinghouse will fail to perform its obligations.

Valuation of derivative instruments as of December 31, 2011 is as follows:

	Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value

Futures Contracts	Variation margin on futures contracts	$126,994

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 is as follows:

	Net Realized Gain/Loss		Net Unrealized Gain/Loss

Derivatives Not Accounted for as Hedging Instruments	Statement of Operations Location	Value	Statement of Operations Location	Value

Futures Contracts	Net realized gain on futures contracts	$2,548,208	Change in net unrealized depreciation on futures contracts	($546,175)

The number of futures contracts held at December 31, 2011 is representative of futures contracts activity during the year ended December 31, 2011.

6. SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Portfolio also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2011 the Portfolio had securities on loan valued at $4,992,580 and received collateral of $5,152,964 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements were jointly purchased with other Portfolios and in the event of a default by the counterparty, all Portfolios would share ratably in the collateral.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$15,946,726	$12,384,216
Long-term capital gain	3,597,816	-

	$19,544,542	$12,384,216

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$	-
Undistributed capital gains		-

Net accumulated earnings		-

Net unrealized appreciation on investments and futures contracts		77,411,559
Capital loss carryforwards		-
Post-October losses		(243,230)

Tax composition of capital	$	77,168,329

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. For the year ended December 31, 2011, the Portfolio reclassified permanent book and tax differences of $294,681 to paid-in capital and $1,350,904 to undistributed net investment income from accumulated net realized loss on investments and futures contracts. These adjustments have no impact on net assets or the results of operations. Additionally, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. For the year ended December 31, 2011, the Portfolio utilized $294,681 capital loss carryforwards (which includes writeoffs of $27,123) and did not have any available for federal income tax purposes.

8. TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2011, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

9. LEGAL PROCEEDINGS

Two lawsuits have been filed relating to the Portfolio’s investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, the Fund and MCM were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, the Fund was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the District of Colorado. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

Management cannot predict the outcome of these lawsuits. The lawsuits allege no misconduct by the Fund, MCM, or the Portfolio, and the Fund, MCM, and the Portfolio intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolio, the payment of such judgments or settlements could have a material adverse effect on the Portfolio’s net asset value. The value of the proceeds received by the Portfolio in connection with the leveraged buyout is approximately $170,136.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim S&P 500® Index Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim S&P 500® Index Portfolio of the Maxim Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2012

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 63 portfolios, each of which is a series of the Fund. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of the Fund.

Independent Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Sanford Zisman** (1939) 1982	Attorney, Law Firm of Zisman & Ingraham, P.C.
Gail H. Klapper (1943) 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	Director, Guaranty Bancorp
Stephen G. McConahey (1943) (2011)	Chairman, SGM Capital, LLC

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**Mr. Zisman serves as lead Independent Director of the Fund.

Interested Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008

Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, GW Capital Management, LLC

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC.

Officers
Name (Year of Birth) Title Length of Time Served	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President & Chief Executive Officer 2008

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers

(1967)

Chief Financial Officer & Treasurer

2008 (as Treasurer and Investment Operations Compliance Officer)

2010 (as Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer)

2011 (as Chief Financial Officer & Treasurer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer & Treasurer, GW Capital Management, LLC

Beverly A. Byrne (1955) Chief Legal Counsel & Chief Compliance Officer 1997 – 2010 (as Secretary) 2004 (as Chief Compliance Officer)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, GW Capital Management, LLC

Ryan L. Logsdon (1974) Assistant Vice President, Counsel & Secretary 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, GW Capital Management, LLC

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $418,850 for fiscal year 2010 and $610,000 for fiscal year 2011.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $84,800 for fiscal year 2010 and $79,500 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $238,700 for fiscal year 2010 and $263,400 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)(2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2010 equaled $1,060,100 and for fiscal year 2011 equaled $2,329,700.

[2]

With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

[3]

For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

[4]

No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)            (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 28, 2012